Statutory Prospectus Supplement dated April 3, 2020
The purpose of this supplement is to amend the current Statutory Prospectus of the Fund listed below:
Invesco Oppenheimer Short Term Municipal Fund
This supplement amends the Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Statutory Prospectus and retain it for future reference.
The following sentence replaces in its entirety the first sentence of the second paragraph found under the heading “Fund Summary - Principal Investment Strategies of the Fund”:
The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns, counties, agencies and authorities) and the District of Columbia, U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities.
The third paragraph found under the heading “Fund Summary – Principal Investment Strategies of the Fund” is hereby removed.
The following sentence replaces in its entirety the first sentence of the sixth paragraph found under the heading “Fund Summary – Principal Investment Strategies of the Fund”:
The Fund will not invest more than 15% of its total assets in municipal securities issued by the government of a single state, its political sub-divisions or the District of Columbia, U.S. territory, commonwealth or possession, or their agencies, instrumentalities and authorities.
The following paragraphs are added after Fixed-Income Market Risks under the heading “Fund Summary – Principal Risks of Investing in the Fund”:
Risks of Investing in U.S. Territories, Commonwealths and Possessions. The Fund also invests in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam, and the Northern Mariana Islands to the extent such obligations are exempt from regular federal individual income taxes. Accordingly, the Fund may be adversely affected by local political, economic, social and environmental conditions and developments, including natural disasters, within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.
Certain of the municipalities in which the Fund invests, including Puerto Rico, currently experience significant financial difficulties. As a result, securities issued by certain of these municipalities are currently considered below-investment-grade securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Fund invests could affect the payment of principal and interest, the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.
The following sentence is added as the third sentence of the fifth paragraph found under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s), Principal Investment Strategies and Risks”:
The Fund can also buy securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal regular individual income tax (in the opinion of bond counsel to the issuer at the time the security is issued).
The following paragraphs are added after Fixed-Income Market Risks under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s), Principal Investment Strategies and Risks”:
Risks of Investing in U.S. Territories, Commonwealths and Possessions. The Fund also invests in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from regular federal individual and state income taxes. Accordingly, the Fund may be adversely affected by local political, economic and social conditions and developments, including natural disasters, within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations. A discussion of the special considerations relating to the Fund’s municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in an appendix to the SAI.
Investment in Puerto Rico Municipal Securities. The Fund may also invest in Puerto Rican municipal securities, which are exempt from federal, state, and, where applicable, local income taxes. Puerto Rico experienced a significant downturn during the most recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. The amount of its outstanding public debt will make it very difficult for Puerto Rico to make full repayment. Certain issuers of Puerto Rico municipal securities have filed for bankruptcy or failed to make payments on obligations that have come due, and additional missed payments and defaults may be likely to occur in the future. As a result of Puerto Rico’s challenging economic and fiscal environment, certain securities issued by Puerto Rico and its agencies are currently considered below-investment-grade securities. Investments in such securities may subject the Fund to additional risks as described in this prospectus. If the economic situation in Puerto Rico persists or worsens, the volatility, liquidity, credit quality and performance of the Fund could be adversely affected. The outcome of any debt restructuring, both within and outside bankruptcy proceedings, and any potential future restructuring is uncertain, and could adversely affect the Fund.
O-STM-STATPRO-SUP

Statement of Additional Information Supplement dated April 3, 2020
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information of the Fund listed below:
Invesco Oppenheimer Short Term Municipal Fund
This supplement amends the Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Statement of Additional Information and retain it for future reference.
The following information is added immediately after Appendix O in the Statement of Additional Information:
APPENDIX P
SPECIAL CONSIDERATIONS RELATED TO JURISDICTIONS IN WHICH THE FUND INVESTS
As explained in the Fund’s prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the jurisdictions in which the Fund principally invests, including the subdivisions, agencies, instrumentalities or authorities of those jurisdictions that issue municipal securities contained in the Fund’s portfolio. You should consider carefully the special risks inherent in the Fund’s investments in municipal securities.
The Fund may invest in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer’s legal counsel when the security is issued) from federal income tax. Therefore, the Fund’s investments could be affected by the fiscal stability of, for example, Puerto Rico, Guam, the U.S. Virgin Islands, or the Northern Mariana Islands. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.
The following information represents a summary of the risks associated with the concentration of the Fund’s investments in the municipal securities of these jurisdictions. This information is intended to supplement the information contained in the Fund’s prospectus, and does not purport to be a complete analysis of every risk factor that may affect the obligations of the issuers of these municipal securities.
The following information is based on publicly available reports prepared by officials of each jurisdiction’s government or their designees. The information may also be based on official statements and other offering documents relating to securities issued by or on behalf of these jurisdictions, their agencies, instrumentalities and political subdivisions, as available on of the date of this Statement of Additional Information. Although this information is generally compiled from government resources, the Fund does not make any representation as to the accuracy of the information contained herein. Municipal bond issuers may not be subject to the same disclosure obligations as other bond issuers, which may impact the reliability of the information provided by municipal issuers that is used to determine fund investments and can potentially make investments in municipal securities riskier than other investments. The Fund has not independently verified this information and the Fund does not have any obligation to update this information throughout the year.
In addition, this information is subject to change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of the jurisdictions in which the Fund invests, which could harm the performance of the Fund. Accordingly, inclusion of the information herein shall not create an implication that there has not been any change in the affairs of the relevant jurisdictions since the date of this Statement of Additional Information. More information about the specific risks facing each jurisdiction may be available from official resources published by those jurisdictions.
The bond ratings provided below are current as of the date specified. Unless otherwise stated, the ratings indicated are for obligations of the jurisdiction referenced below. The political subdivisions of a given jurisdiction may have different ratings that are unrelated to the ratings assigned to the obligations of the state, commonwealth or territory. Investors should note that the creditworthiness of obligations issued by a jurisdiction’s local municipal issuers may be unrelated to the creditworthiness of obligations issued by the jurisdiction itself, and that there may be no obligation on the part of the jurisdiction to make payment on such local obligations in the event of default.
To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements,” which must be read with an abundance of caution because they may not be realized or may not occur in the future.
In addition, investors should note that municipal securities may be more susceptible to being downgraded, and issuers of municipal securities may be more susceptible to default, insolvency or bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections, lower sales tax revenue and lower income tax revenue, among others. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the municipal securities and thus the value of the Fund’s investments in those securities.
Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue securities or access the market to sell their issues. For some issuers that have been able to access the market, they have had to issue securities at much higher rates, which may reduce revenues available for the municipal issuers to pay existing obligations.
Should a jurisdiction, or its applicable municipalities or subdivisions, fail to sell their securities when and at the rates projected, the jurisdiction or its subdivisions could experience a weakened overall cash position in the current fiscal year.
An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.
Commonwealth of Puerto Rico
Introduction. The Commonwealth of Puerto Rico (the “Commonwealth”) is in the midst of a profound fiscal, economic and liquidity crisis, the culmination of many years of significant governmental deficits, a prolonged economic recession (which commenced in 2006), high unemployment, population decline, and high levels of debt and pension obligations. Further stressing the Commonwealth’s liquidity are large healthcare, pension and debt service costs. As the Commonwealth’s tax base has shrunk and its revenues affected by prevailing economic conditions, healthcare, pension, and debt service costs have become an increasing portion of the General Fund budget, which has resulted in reduced funding available for other essential services. The Commonwealth’s very high level of debt and unfunded pension liabilities and the resulting required allocation of revenue to service debt and pension obligations have contributed to significant budget deficits during the past several years, which deficits the Commonwealth has financed, further increasing the amount of its debt. Certain issuers of Puerto Rico municipal securities have failed to make payments on obligations that have come due, and additional missed payments and defaults may be likely to occur in the future. These financial challenges have been compounded by the two hurricanes that impacted the Commonwealth in 2017, which caused more than $80 billion dollars in damage.
On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law by President Obama. PROMESA established a federally-appointed oversight board (the “Oversight Board”) to oversee the Commonwealth’s financial operations and allows the Commonwealth and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. U.S. territories do not have the ability to file for bankruptcy under the federal Bankruptcy Code. Title III incorporates many provisions of the federal Bankruptcy Code, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. Title III petitions were filed for, among others, the Commonwealth, the Puerto Rico Sales Tax Financing Corporation, and the Puerto Rico Electric Power Authority, three of the largest issuers of Commonwealth debt. It is possible that petitions under Title III or other provisions of PROMESA, including Title VI, for additional Commonwealth instrumentalities will be filed in the future. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority in the levels and priorities of payment from the affected entities.
Puerto Rico’s economy has major components in the manufacturing sector and the services sector, which includes real estate, wholesale and retail trade, finance and insurance, transportation, communications and public utilities. In addition, governmental agencies at the local and federal levels employ a significant number of the Commonwealth’s residents. Based on March 2018 data, these sectors combine to employ approximately 55.2% of the Commonwealth’s workers. Because these sectors represent the largest share of employment in the Commonwealth, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Commonwealth’s municipal securities, which may reduce the performance of a fund.
There can be no assurances that the Commonwealth will not continue to face severe fiscal stress or that such circumstances will not become even more difficult in the future. Furthermore, there can be no guarantee that future developments will not have a materially adverse impact on the Commonwealth’s finances. Any deterioration in the Commonwealth’s financial condition may have a negative effect on the payment of principal and interest, the marketability, liquidity or value of the securities issued by the Commonwealth, which could reduce the performance of a fund.
Current Economic Climate. Data show that residents of Puerto Rico received $56.1 billion in estimated personal income in FY2016. As a result, residents of Puerto Rico had an estimated per capita income of $16,326, far below the national average of $44,412 during the same period.
Puerto Rico’s civilian labor force consists of approximately 1.08 million individuals. As of November 2019, Puerto Rico had an unemployment rate of approximately 7.7%, which was down from 8.4% in November 2018, but significantly higher than the national average of 3.5% during November 2019. Puerto Rico’s high unemployment continues a trend of high unemployment rates and a shrinking workforce in the Commonwealth.
On May 1, 2018, the Commonwealth filed a notice with the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access (EMMA) that the Commonwealth would not file its audited financial statements for FY2017, as required by its continuing disclosure undertakings. On May 1, 2019, the Commonwealth filed a notice with EMMA that the Commonwealth would not file its audited financial statements for FY2018, as required by its continuing disclosure undertakings. The Commonwealth could not provide an estimate of when it will be able to complete and file those audited financial statements.
On May 6, 2019, the Commonwealth filed its audited financial statements with EMMA for FY2016. The total aggregate amount of assets plus deferred outflows of resources and total liabilities plus deferred inflows of resources of the primary government as of June 30, 2016 amounted to approximately $19 billion and $89.3 billion, respectively, for a net deficit of approximately $70.3 billion, compared to a net deficit of approximately $67.8 billion as of June 30, 2015 (restated). As was also noted in the 2014 and 2015 audited financial statements, the 2016 audited financial statements noted that there is substantial doubt as to the ability of the primary government and of various component units to continue as a going concern.
Puerto Rico’s economy is closely linked to the economy of the United States, as most of the external factors that affect the Commonwealth’s economy (other than oil prices) are determined by the policies and performance of the mainland economy. In recent years, however, the performance of Puerto Rico’s economy has significantly diverged from the performance of the United States economy. Puerto Rico’s economy entered into a recession in the fourth quarter of FY2006, two years before the rest of the United States, and has continued to face substantial economic challenges. In May 2018, the Oversight Board projected that the Commonwealth’s real gross national product declined by 13.3% on a year-over-year basis, due, in part, to adverse effects from hurricanes that impacted the Commonwealth in 2017 (as discussed below). In addition, in December 2017, Congress enacted the Tax Cuts and Jobs Act, which subjects companies located in the Commonwealth to a tax on income generated from certain intellectual property. Previously, companies located in the Commonwealth had been exempt from paying federal income taxes on such income. It is not presently possible to predict the extent of the impact that the tax will have on the Commonwealth’s economy. In May 2019, the Oversight Board noted that since the 2008 recession the Commonwealth’s economy has continued to worsen – Puerto Rico has seen its gross national product shrink by 20%, labor participation fallen to a record low of 38%, and the Island’s population fallen by 10%.
Fiscal Plan and Budget. The Commonwealth has faced a number of significant fiscal challenges, including a structural imbalance between its General Fund revenues and expenditures. Such challenges contributed to the passage of PROMESA, which established the Oversight Board and empowered it to approve Puerto Rico’s fiscal plans and budgets. The Oversight Board is comprised of seven members appointed by the President who are nominated by a bipartisan selection process. The budget process requires the Oversight Board, the Governor, and the Commonwealth’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the Governor.
In June 2017, the Oversight Board issued a notice of non-compliance in connection with the appropriations bill submitted by the Governor and Legislative Assembly for FY2018. The Governor and the Legislative Assembly were unable to take the necessary corrective actions that the Oversight Board outlined in its notice of non-compliance by the applicable deadline. Accordingly, the Oversight Board unanimously adopted a resolution approving the certification of a revised, compliant budget for the Commonwealth for FY2018 (“FY2018 Budget”). The FY2018 Budget provided for General Fund revenues of approximately $9.6 billion against $9.6 billion in General Fund appropriations.
Following the natural disasters described below and the resulting impact on the Commonwealth’s infrastructure and economy, the Oversight Board requested the Commonwealth (and certain of its instrumentalities) to submit new fiscal plans that took into account the impact of the natural disasters. The Oversight Board certified a revised fiscal plan (“Revised Fiscal Plan”) for the Commonwealth in May 2018. The Revised Fiscal Plan provided for approximately $8.5 billion in General Fund revenue against $8.6 billion in General Fund appropriations. The Governor and Legislative Assembly submitted a proposed budget to the Oversight Board on June 1, 2018, and the Oversight Board unanimously determined on June 5, 2018 that the proposed budget was non-compliant with the Revised Fiscal Plan. The Oversight Board submitted a revised proposed budget for the Commonwealth’s consideration, and the Commonwealth has until June 18, 2018 to submit a compliant, adopted appropriations bill to the Oversight Board for certification.
On June 29, 2018, the Oversight Board informed the Commonwealth of its intention to certify a revised version of the Fiscal Plan. Following disagreements with the Governor and Legislative Assembly, the Oversight Board approved its own version of the fiscal year 2019 budget, which was supposed to take effect on July 1, 2018 and provides for $8.8 billion in General Fund allocations. The Governor and Legislative Assembly had also passed their own version of the fiscal year 2019 budget, and the Governor and Legislative Assembly filed separate suits to enjoin the Oversight Board’s fiscal year 2019 budget from taking effect. In August 2018, the U.S. district court ruled in favor of the Oversight Board, holding that PROMESA empowered the Oversight Board to make fiscal policy choices to which the Commonwealth must adhere, but that the Oversight Board itself was not empowered to enact laws on behalf of the Commonwealth. After negotiations with the Governor on a revised Fiscal Plan for FY2019 did not lead to an agreement, on October 23, 2018, the Oversight Board certified its own revised Fiscal Plan for FY2019. The Governor has stated that he disagrees with certain provisions and has indicated that the Commonwealth may not comply with these provisions.
On May 11, 2019, the Oversight Board notified the Commonwealth, that the proposed Commonwealth of Puerto Rico budget for FY2020, submitted to the Oversight Board on March 28, 2019, was not compliant with the revised version of the 2019 Fiscal Plan for Puerto Rico as certified by the Oversight Board on May 9, 2019.
Investors should be aware that Puerto Rico relies heavily on transfers from the federal government related to specific programs and activities in the Commonwealth. These transfers include, among others, entitlements for previously performed services, or those resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare and U.S. Civil Service retirement pensions, as well as grants such as Nutritional Assistance Program grants and Pell Grant scholarships for higher education. There is considerable uncertainty about which federal policy changes may be enacted in the coming years and the economic impact of those changes. Due to the Commonwealth’s dependence on federal transfers, any actions that reduce or alter these transfers may cause increased fiscal stress in Puerto Rico, which may have a negative effect on the value of the Commonwealth’s municipal securities.
Retirement Systems. The Commonwealth’s retirement systems include the Employees Retirement System (“ERS”), the Teachers Retirement System (“TRS”) and the Judiciary Retirement System (“JRS” and together with the ERS and TRS, the “Pension Systems”). The Pension Systems are severely underfunded and are projected to deplete their assets in the near future. As of July 1, 2016, the total actuarial liabilities for the ERS, the TRS and the JRS were approximately $38.0 billion, $18.0 billion and $700 million, respectively. The total annual benefits due from the ERS, TRS and JRS for FY2018 totaled approximately $1.7 billion, $800,000, and $28 million, respectively. In 2017, the Legislative Assembly enacted laws to reform the operation and funding of the Pension Systems. Those laws required the ERS to sell its assets and transfer the proceeds to the General Fund. In addition, employer contributions to the Pension Systems, which had been operating on a “pay-as-you-go” basis, were eliminated, and the General Fund assumed any payments that the Pension Systems could not make. As was noted in the 2014, 2015 and 2016 audited financial statements, substantial doubt exists about each of the retirement systems’ ability to continue as a going concern.
The Commonwealth may have to make additional contributions to the Pension Systems, which could result in reduced funding for other priorities, including payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase the pressure on the Commonwealth’s budget, which could have an adverse impact on a fund’s investments in Puerto Rico.
Debt. Certain of the Commonwealth’s component units defaulted on debt service payments during fiscal year 2016. As a result, the Governor issued several executive orders declaring emergency periods and suspending certain transfers and payments with respect to the Commonwealth and several of its component units. It is expected that the Commonwealth and its component units will need to seek further relief under existing or potential future laws regarding receivership, insolvency, reorganization, moratorium, and/or similar laws affecting creditors’ rights, to the extent available.
On July 1, 2016, the Commonwealth and various additional component units were unable to comply with their scheduled debt service obligations, and defaulted on $911 million of their scheduled debt obligations, including $779 million in general obligation debt service. Since 2016, the Commonwealth has continued to default on debt service payments for multiple bonds, including general obligation bonds and those issued by various component units, including PREPA, the Puerto Rico Public Finance Corporation, and the Puerto Rico Public Building Authority, among others.
The Oversight Board reported in the Revised Fiscal Plan that, as of May 30, 2018, the Commonwealth’s consolidated outstanding debt and pension liabilities have grown to over $120 billion, with more than $70 billion in financial debt and more than $50 billion in pension liabilities. The Revised Fiscal Plan provided for debt service payments of approximately $2.4 billion for FY2019. However, on July 2, 2018, the Commonwealth failed to make a scheduled debt payment of approximately $516 million.
In 2017, the Oversight Board filed petitions pursuant to Title III of PROMESA in federal court on behalf the Commonwealth and certain of its instrumentalities, including the Puerto Rico Sales Tax Financing Corporation (“COFINA”), ERS, the Puerto Rico Highways and Transportation Authority, and the Puerto Rico Electric Power Utility (“PREPA”), to begin proceedings to restructure their outstanding debt. As a result of these petitions, the ability of the creditors of the Commonwealth and its instrumentalities that have filed for Title III to take action with respect to outstanding obligations has been temporarily stayed. The judge assigned to oversee the Title III proceedings initiated a confidential mediation process administered by five federal judges. In addition, the judge has concurrently overseen legal proceedings related to the Title III petitions and mediation, including litigation related to a proposed loan from the Commonwealth to PREPA and whether COFINA bonds were validly issued under the Commonwealth’s constitution.
With respect to the ongoing litigation between the Commonwealth and COFINA, agents for the Commonwealth and COFINA reached an agreement in principle on June 7, 2018, to share sales and use tax revenue and the Pledged Sales Tax Base Amount. The Oversight Board and the COFINA bondholders reached an agreement in August 2018 to restructure the COFINA bonds into a new issuance of bonds. Under the agreement, the senior and junior COFINA bondholders would be entitled to recover specified percentages of the value of their original investments. This agreement is subject to approval by the judge overseeing COFINA’s Title III proceedings. On October 19, 2018, the Oversight Board filed a proposed Plan of Adjustment for COFINA (which is based both on the settlement between COFINA and the Commonwealth regarding ownership of the sales tax and the agreement with the COFINA bondholders) and a proposed Disclosure Statement to be utilized in connection with solicitations to approve the Plan of Adjustment. The judge overseeing the Title III proceedings approved the Disclosure Statement and the COFINA Plan of Adjustment on November 20, 2018 and February 14, 2019, respectively. It is not presently possible to predict whether the restructuring will achieve its intended effect of providing relief to the Commonwealth from its debt burden. With respect to PREPA’s Title III proceeding, a preliminary agreement has been reached between the PREPA bondholders, on one side and PREPA, the Oversight Board, and Fiscal Agency and Financial Advisory Authority, on the other side, to restructure the outstanding PREPA bonds. As of the date of this SAI, negotiations between the parties to restructure the PREPA bonds are still ongoing. On January 7, 2020, the judge overseeing the Title III proceedings rejected a bondholders’ motion that they be appointed as a trustee for ERS. The bondholders appealed the judge’s decision to the United States Court of Appeals for the First Circuit (“First Circuit”) and, as of the date of this SAI, the outcome of the appeal is uncertain.
As of the date of this SAI, the mediation process and certain related litigation are ongoing. The mediation process was interrupted for a period in late 2017 as a result of damage caused by Hurricane Irma and Hurricane Maria, and any future developments that further delay the resolution of the Commonwealth’s and its instrumentalities’ debt obligations could adversely affect Fund performance. It is not presently possible to predict the results of the petition, mediation, or any related litigation, but such outcomes will have a significant impact on bondholders. If the Commonwealth or its instrumentalities are unable to obtain favorable results, including with respect to restructuring their debt, there would be negative impacts on Fund performance.
In a legal action commenced in July 2018, a creditor of the Commonwealth challenged the Title III petition filed by the Oversight Board on behalf of the Commonwealth. The creditor argued that the organization of the Oversight Board under PROMESA violated the United States constitution, and therefore, the Oversight Board did not have the power to file the Title III petition on the Commonwealth’s behalf. The judge overseeing the Commonwealth’s Title III proceedings determined that there was no constitutional issue with the Oversight Board’s organization, and the Title III petition was able go forward. The creditor appealed the judge’s decision to the United States Court of Appeals for the First Circuit, which heard arguments in January 2019. The First Circuit held that Board members are “Officers of the United States” for purposes of the Appointments Clause of the

U.S. Constitution because they exercise significant authority pursuant to the laws of the United States and invalidated the provisions of PROMESA allowing the appointment of Board Members in a manner other than by presidential nomination followed by the Senate’s confirmation, and severed the remainder of the statute. The First Circuit declined to dismiss all of the Title III petitions, invoking the de facto officer doctrine to uphold the actions the Oversight Board had taken in good faith “under the color of official title” and cited the risk of significant harm to those who had relied on the Oversight Board’s actions. The Oversight Board filed a petition for a writ of certiorari from the United States Supreme Court which was granted on June 20, 2019. Oral arguments were heard by the Supreme Court on October 15, 2019. It is not presently possible to predict the outcome of such proceedings, estimate the potential impact on the Commonwealth’s ability to restructure its debt, pay debt service costs on its obligations, or determine what impact, such proceedings may have on a fund’s investments. However, if the Supreme Court finds in favor of the Commonwealth’s creditor, the decision could have a significant negative impact on the Commonwealth’s ability to restructure its debt.
Natural Disasters. In September 2017, two successive hurricanes – Irma and Maria – caused severe damage to Puerto Rico. Hurricane Irma passed to the north of the Commonwealth, but Hurricane Maria made direct landfall, and the damage caused by both storms is extensive. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, and much of the Commonwealth was left without power. Hurricane Maria and Hurricane Irma caused more than 1 million people to lose power throughout the Commonwealth, and it has been reported that as of July 2018, power had not been completely restored. Current estimates suggest that Hurricane Maria caused approximately $80 billion in damage and is projected to cause a real decline in gross national product of 13.3% in 2018. In February 2018, Congress appropriated $89.3 billion for disaster recovery efforts for areas affected by hurricanes in 2017. Approximately $11 billion of these funds were made available to the Commonwealth and the U.S. Virgin Islands, and $2 billion was designated to help repair and reconstruct the electricity systems of the islands. In addition, while the Commonwealth’s population has trended downward every year since 2013, the trend was accelerated after the damage caused by Hurricanes Irma and Maria displaced residents.
The damage caused by Hurricanes Irma and Maria is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, and it is not currently possible to predict the long-term impact that Hurricanes Irma and Maria will have on the Commonwealth’s economy. All these developments have a material adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by the Commonwealth that are held by the Fund.
On December 28, 2019 a magnitude 4.7 earthquake shook the Commonwealth. In the weeks following, the Commonwealth has been hit by more than 500 additional earthquakes registering 2.0 or higher, including a 6.4 magnitude quake on January 7, 2020. The earthquakes have disrupted power, killed at least one person, damaged more than 500 buildings and caused at least $110 million in damage. It is not possible to predict when the seismic activity will return to normal levels or what the impact will be on the economy of the Commonwealth.
Litigation. In addition to the litigation described above, the Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit Rating. In 2014, Puerto Rico’s general obligation bonds were downgraded to non-investment grade or “junk” status by Moody’s, S&P and Fitch. Following multiple further downgrades, as of

January 13, 2020, Puerto Rico’s general obligation debt was assigned a credit rating of Ca by Moody’s and D by Fitch. In 2018, S&P discontinued its ratings of Puerto Rico’s general obligation debt. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.
As stated in the prospectus, below-investment-grade securities may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The reduction in the credit rating on Puerto Rico’s general obligation bonds could severely weaken the demand for securities issued by Puerto Rico, its agencies or instrumentalities, which may prevent those issuers from obtaining the financing they need.
Guam
Introduction. Guam’s economy is heavily dependent upon revenues from tourism and U.S. federal and military spending. As a result, economic problems or factors that adversely impact these sources of revenue may have a negative effect on the value of Guam’s municipal securities, which may reduce the performance of a fund.
Guam faces significant fiscal challenges including a high unemployment rate, uncertainty in the tourism industry and a reliance on a foreign workforce affecting key industry segments. Furthermore, the economic outlook in the rest of the United States remains uncertain. An economic downturn in the United States or countries such as Japan, China, or Korea, which provide large sources of tourism to the island, could significantly impact the finances of Guam and, therefore, its municipal securities. Moreover, the level of public debt in Guam may affect long-term growth prospects and could cause Guam to experience financial hardship. As a result of these and other factors, Guam has faced fiscal stress in recent years.
From year-to-year, Guam may experience a number of political, social, economic and environmental circumstances that influence Guam’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations and natural disasters; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to Guam. There can be no guarantee that future developments, including events affecting Guam’s economic and fiscal condition, will not have a materially adverse impact on Guam’s finances. Any deterioration in Guam’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by Guam, which could reduce the performance of a fund.
Current Economic Climate. As of March 2018, Guam’s civilian labor force consisted of approximately 64,790 individuals. This figure includes citizens of the Federated States of Micronesia, and the Republic of Marshall Islands, who are authorized by compact to accept employment in the United States and also, citizens of the Republic of Palau who are authorized by covenant to accept employment in the United States. As of March 2018, Guam had an unemployment rate of approximately 4.4%, which was up from 4.3% in March 2017. Guam’s unemployment rate was above the national average of 4.1% in March 2018. Approximately 76% of Guam’s workforce is employed in the private sector, with the remainder employed by the federal and local government. Based upon preliminary reports for FY2018, Guam’s private and public sector jobs declined over the year.
According to the United States Department of Commerce (the “Department”), Guam’s real per capita GDP was $5.90 billion in 2017, which represented an increase of 0.6% over 2016. For comparison, real GDP for the United States during the same period was $78.0 billion. The increase in Guam’s real GDP in 2016 resulted primarily from an increase in private sector growth, including services and hospitality. This growth was offset by decreases in federal funds and decreases in spending on construction and equipment.
Tourism has represented the primary source of income for Guam’s economy for over twenty-five years. Historically, Japanese tourists accounted for the largest share of visitors to Guam. Accordingly, Guam’s economy may be affected by economic conditions in Japan that reduce visits to the island, including a weak yen and an increase in consumption tax. Although Japanese tourists still account for a significant portion of all visitors to Guam, the total share of Japanese visitors has declined in recent years as the U.S. has implemented visa waiver programs for more countries. As a result, Guam has attracted new visitors from South Korea, China and the Philippines. In 2018 almost 50% of tourists were from South Korea. Increased visits from tourists representing a more diverse pool of countries may reduce the impact of events, such as natural disasters, increased taxes, or weakening of the local currency, that may prevent Japanese tourists from visiting Guam.
The United States’ military presence on Guam also contributes significantly to the island’s economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the United States, but also has exposed Guam to certain geopolitical risks, including threats of military confrontation. In the years following 2010, Guam began to experience a decrease in U.S. military personnel as the plan to relocate certain forces from Japan to Guam was delayed. However, in 2016, the United States appropriated $253.9 million for military construction that would help facilitate the delayed relocation. Although the timing and size of the relocation is still uncertain, an increased military presence on the island may be beneficial to Guam’s economy. In addition, the National Defense Authorization Act was signed into Law in December 2017, which authorized $355 million in new construction projects. There can be no guarantee that the relocation will occur or to what extent Guam’s local economy will benefit from any relocation.
Budget. On April 8, 2019, the Governor of Guam submitted the FY2020 Executive Budget Request to the Legislature (“Proposed Budget”). The Proposed Budget, projected $649 million in total General Fund revenues available for appropriation (comprised of $662.7 million in projected General Revenues less a $13.3 million deposit into the Rainy Day Fund), an increase of 3% compared to the FY2019 Budget Act in General Fund revenues available for appropriation. On August 31, 2019, Guam’s legislature passed an appropriations bill for a FY2020 $954 million budget. The Governor signed the appropriations bill passed by the legislature on September 4, 2019.
Debt. Guam is prohibited from authorizing or allowing the issuance of public debt in excess of 10% of the assessed tax valuation of the property in Guam. Public debt does not include bonds or other obligations payable solely from revenues derived from any public improvement or undertaking, and obligations for the payment of which appropriations are required on an annual basis. As of May 31, 2019, the public debt of Guam may not exceed $1.32 billion. As of May 31, 2019, the Government of Guam had total outstanding public debt subject to a debt ceiling limitation of approximately $1.05 billion. In addition, Guam may also obtain other financing sources that are not subject to the debt ceiling, such as notes payable and other loans not backed by the full faith of general government taxes and revenues. As of May 31, 2019, Guam’s total indebtedness, including sources not subject to the debt ceiling, equaled approximately $2.67 billion.
Litigation. Guam, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against Guam might require Guam to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of Guam to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Natural Disasters. In September 2018, Typhoon Mangkhut made landfall in Guam and caused significant damage. High winds and substantial flooding severely damaged Guam’s infrastructure and much of Guam was left without power. On October 1, 2018, the federal government declared a major disaster and authorized public assistance for emergency relief and rebuilding services. The U.S. Federal Emergency Management Agency (“FEMA”) denied Guam’s initial request for access to the

Individual Assistance program, and Guam has appealed FEMA’s denial of relief. Officials in Guam have estimated total damage and repair costs caused by Typhoon Mangkhut are approximately $4.3 million.
The damage caused by Typhoon Mangkhut is expected to have adverse effects on Guam’s economy. In addition to diverting funds to relief and recovery efforts, Guam is expected to lose revenue as a result of decreased tourism. There can be no assurances that Guam will receive the necessary aid to rebuild from the damage caused by Typhoon Mangkhut, and it is not currently possible to predict the long-term impact that Typhoon Mangkhut will have on Guam’s economy. These developments have a material adverse effect on Guam’s finances and may negatively impact the payment of principal and interest, marketability, liquidity, and value of securities issued by Guam that are held by the Fund.
Credit rating. As of January 13, 2020, Guam’s general obligation debt was assigned a rating of BB by S&P. This rating reflects only the views of Standard & Poor’s Rating Services, an explanation of which may be obtained from that rating agency. There is no assurance that this rating will continue for any given period of time or that it will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by Guam or its political subdivisions, instrumentalities and authorities.
U.S. Virgin Islands
Introduction. The United States Virgin Islands (“Virgin Islands”) is an unincorporated territory of the United States with separate executive, legislative and judicial branches of government. The economy of the Virgin Islands is heavily dependent upon revenues from tourism, but other major sectors of the Virgin Islands’ economy include the trade, transportation and utilities sector; the professional and business services sector; the leisure and hospitality sector; and the government sector. As these sectors represent the largest share of employment in the Virgin Islands, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Virgin Islands’ municipal securities, which may reduce the performance of a fund.
The economy of the Virgin Islands has faced substantial fiscal challenges in recent years, including damage to infrastructure caused by natural disasters, a high unemployment rate, a structural deficit, declining government revenues, and considerable unfunded pension and healthcare liabilities. The level of public debt in the Virgin Islands may affect long-term growth prospects and may make it difficult for the Virgin Islands to make full repayment on its obligations. Furthermore, the economic outlook in the rest of the United States remains uncertain. A future economic downturn in the United States could significantly impact the finances of the Virgin Islands and, therefore, its municipal securities.
There can be no guarantee that economic and fiscal conditions in the Virgin Islands will improve or that future developments will not have a materially adverse impact on the finances of the Virgin Islands. Any deterioration in the Virgin Islands’ financial condition may have a negative effect on the value of the securities issued by the Virgin Islands, which could reduce the performance of a fund.
Current Economic Climate. According to the Virgin Islands Bureau of Economic Research, residents of the Virgin Islands received approximately $2.4 billion in estimated personal income in 2016. As a result, residents of the Virgin Islands had a per capita personal income of $23,333, which was less than half of the national average of $49,831 over the same period. As of July 2018, the Virgin Islands had an unemployment rate of approximately 9.6%, which was down from 10.0% in July 2017. The Virgin Islands’ unemployment rate was significantly above the national average, which was 3.9% during the same period. For FY2018, the Virgin Islands’ nonagricultural wage and salary jobs shrunk by 5.8%. The decline in employment was reflected both in the public and private sector. The loss of hotels and other tourism-related industries has impacted the leisure and hospitality sector. Cumulatively, total visitors for FY2018 was 1,561,993 compared to the 2,317,087 who visited the islands during FY2017, a loss of 32.6%. In FY2018, jobs in the construction sector continued to show growth due to ongoing disaster-related infrastructure restoration. As of November 2019, the civilian labor force of the Virgin Islands consisted of approximately 35,700 individuals.

The Virgin Islands’ economy has faced setbacks in recent years largely as a result of the lingering effects of the economic recession in the United States, the impact of natural disasters, and the closure of the HOVENSA petroleum refinery. These factors have placed financial stress on key segments of the Virgin Islands’ economy. While some signs of growth have emerged, a full recovery will likely require significant structural changes that are not guaranteed to be successful.
The tourism sector constitutes a significant portion of the Virgin Islands’ economy. However, because of its geographical location, the Virgin Islands is subject to natural disasters, including hurricanes, that can cause considerable damage to the territory and disrupt the tourism industry. In September 2017, Hurricane Irma and Hurricane Maria, discussed in more detail below, caused substantial damage and destruction to the Virgin Islands and significantly disrupted travel. For the one-year period ended August 2018, the number of tourists arriving by air decreased by 47.4% and the number of tourists arriving by cruise ship decreased by 13.3%. Any additional natural disasters that impact tourism could adversely affect the Virgin Islands’ economy.
The United States continues to be the primary source of visitors to the Virgin Islands. Therefore, any gains in the tourism industry are closely related to economic growth in the United States. In order to expand its tourism industry and insulate the islands from potential economic declines in the United States, the Virgin Islands has begun, in recent years, increasing its tourism marketing to other countries and regions and is evaluating ways to reposition itself as a leading tourism destination through a private-sector driven approach. Continued efforts to encourage visitors from within the Caribbean region are also expected to play a significant role in growing the Virgin Islands’ tourism industry in the future. In addition, the Virgin Islands has sought to increase its capacity for tourists by increasing flights to the islands and establishing partnerships to increase accommodations.
Tourism-related services continue to bolster private sector enterprises. Important private sector activities in the Virgin Islands include wholesale and retail trade, leisure and hospitality, financial activities, and construction and mining activities. The agricultural sector remains small, which requires most of the territory’s food to be imported. International business and financial services are a small but growing component of the economy.
In 2012, the operators of the HOVENSA oil refinery, one of the largest employers in the Virgin Islands at the time, announced that they would close the refinery, laying off approximately 1,200 employees and 950 subcontractors. However, in January 2016, Limetree Bay Terminals, LLC (“Limetree”) finalized its purchase of the HOVENSA oil refinery, including HOVENSA’s storage and docking facilities. As part of the agreement, Limetree provided the government with an upfront payment of $220 million, agreed to invest $125 million in the facility within two years, and agreed to provide $15 million in the form of electric supply on the island of St. Croix. At this time, while such investment is expected to provide benefits to the Virgin Islands’ labor market and overall economy, is not possible to predict the extent of the impact the acquisition of HOVENSA will have on the Virgin Islands’ economy.
Overall, the underlying fundamentals of the Virgin Islands economy are volatile. Increasing unemployment, decreasing revenues and the loss of many high-paying jobs have combined to place significant fiscal pressure on the local government. It is possible that fiscal challenges facing the Virgin Islands could impact the ability of the territory to satisfy the obligations on its outstanding debt. Any such outcome would likely reduce the value of the municipal securities issued by the Virgin Islands and its political subdivisions, instrumentalities, and authorities, which may reduce the performance of a fund.
Budget. In recent fiscal years, the government has experienced substantial fluctuations in revenues and expenditures, as well as recurring deficits. The Virgin Islands has taken a series of actions in recent years to reduce the size of its operating budget and address its recurring operating deficit. However, these actions have not addressed the structural imbalances that have led to recurring deficits. Rather, annual shortfalls have been addressed by an ad hoc combination of inter-fund transfers and debt financing. The Virgin Islands Office of Management and Budget projected an $80.9 million budget deficit for FY2018, attributable in part, to disruptions in the Virgin Islands’ economy by Hurricanes Irma and Maria.

In September 2018, the Governor approved the appropriations bill passed by the legislature (“Enacted Budget”). The Enacted Budget provides for expenditures of $662.6 million from the General Fund, which represents an increase of approximately $50 million from FY2017. Appropriations for education, health and human services, and public safety constituted significant portions of the Enacted Budget’s expenditures.
The FY2020 budget is based upon estimates of General Fund revenues composed of $798.6 million from taxes and revenues, $55.2 million in transfers from other funds, and $45.6 million from other revenue sources for a gross total of $899.5 million, less $81.6 million in other transfers from the General Fund. The FY2020 budget assumes no debt financing and no new taxes. It also is not balanced by assumptions of debt collections from previous years.
The FY2020 budget proposes $1.2 billion in expenditures, which includes $69.1 million for debt service payments, $216.3 million of federal funds, and $941.9 million of local funds. Of the local funds, $817.8 million is proposed for the Executive Branch departments and agencies, a decrease of $39.4 million from the FY2019 appropriation (expenditure) level. This budget also proposes $23 million for the Legislative Branch and $35.2 million for the Judicial Branch.
Debt. Current law prohibits the Virgin Islands from authorizing or issuing general obligation bonds in excess of 10% of the total value of taxable property in the territory. As of September 30, 2016, the Virgin Islands had approximately $752.3 million of general obligation bonds or notes outstanding. As of September 30, 2016, the net amount of bonds outstanding, including both general obligation and revenue bonds, was estimated at $2.1 billion. The large fiscal risks faced by the Virgin Islands, coupled with its exclusion from capital markets, may hamper the Virgin Islands ability to repay its public debts.
Natural Disasters. In September 2017, two successive hurricanes – Irma and Maria – caused severe damage to the Virgin Islands. The infrastructure of the Virgin Islands was severely damaged by high winds and substantial flooding, leaving much of the Virgin Islands without power. According to officials, Hurricanes Irma and Maria caused an estimated $10.76 billion in damage to the public infrastructure and economy of the Virgin Islands. In February 2018, Congress appropriated $89.3 billion for disaster recovery efforts for areas affected by hurricanes in 2017. Approximately $11 billion of these funds were made available to the Virgin Islands and the Commonwealth of Puerto Rico, and $2 billion was designated to help repair and reconstruct the electrical system of the islands. The damage caused by Hurricanes Irma and Maria is expected to have adverse effects on the Virgin Islands’ economy. A substantial portion of the Virgin Island’s revenue is dependent on tourism, and the damage from Hurricanes Irma and Maria is expected to significantly reduce the number of visitors to each of the islands. Before the storms made landfall, the Virgin Islands was already facing a severe economic crisis due to mounting debt obligations and declining revenues. There can be no assurances that the Virgin Islands will receive sufficient aid to rebuild from the damage caused by Hurricanes Irma and Maria, and it is not currently possible to predict the long-term impact that Hurricanes Irma and Maria will have on the Virgin Island’s economy. All these developments have a material adverse effect on the Virgin Island’s finances and negatively impact the marketability, liquidity and value of securities issued by the Virgin Islands that are held by the Fund.
Litigation. The Virgin Islands, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Virgin Islands might require the Virgin Islands to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Virgin Islands to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit rating. As of January 13, 2020, the Virgin Islands’ general obligation debt was assigned a rating of Caa3 by Moody’s. This rating reflects only the views of Moody’s, an explanation of which may be obtained from that rating agency. On September 28, 2017, Fitch Inc. (“Fitch”) withdrew its implied rating for the Virgin Islands’ general obligation debt. Fitch withdrew its ratings due to the

Virgin Islands’ communication that it intended to stop participating in the ratings process, and Fitch indicated that it no longer had sufficient information to maintain the ratings.
Northern Mariana Islands
Introduction. The Commonwealth of the Northern Mariana Islands (the “Commonwealth”) is a commonwealth of the United States with a political status similar to that of Puerto Rico. The economy of the Commonwealth is heavily dependent upon revenues from tourism and transfers from the federal government. As these sources represent a significant share of the Commonwealth’s revenue, economic problems or factors that adversely impact these sources may have a negative effect on the value of the Commonwealth’s municipal securities, which may reduce the performance of a fund.
Although the Commonwealth has faced significant setbacks, the economy has shown signs of modest growth in recent years. Such growth in may be slow as the Commonwealth continues to face substantial fiscal challenges including high unemployment, severe reductions in key industry segments and large government deficits. Furthermore, the economic outlook in the rest of the United States remains uncertain. An economic downturn in the United States or countries such as Japan, China or Korea, which provide large sources of tourism to the islands, could significantly impact the finances of the Commonwealth and, therefore, its municipal securities. Moreover, the level of public debt in the Commonwealth may affect long-term growth prospects and could cause the Commonwealth to experience continued financial hardship.
From year-to-year, the Commonwealth may experience a number of political, social, economic and environmental circumstances that influence the Commonwealth’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations and natural disasters; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the Commonwealth. There can be no guarantee that future developments, including events affecting the Commonwealth’s economic and fiscal condition, will not have a materially adverse impact on the Commonwealth’s finances. Any further deterioration in the Commonwealth’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the Commonwealth and may jeopardize the ability of the Commonwealth to satisfy its obligations on its outstanding debt, which could reduce the performance of a fund.
Current Economic Climate. After joining the United States in 1978, the federal government agreed to exempt the Commonwealth from federal minimum wage and immigration laws in an effort to help stimulate the Commonwealth’s economy. As a result of these exemptions, the Commonwealth was able to build a large garment industry, which at one time accounted for nearly 40% of the Commonwealth’s economy. A significant portion of the Commonwealth’s residents and a large number of temporary workers from throughout the region worked in the textile industry. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage.
Over the last two decades, however, the Commonwealth’s economy underwent an involuntary transformation resulting from federal policy actions that led to the dissolution of the Commonwealth’s garment industry. Following the collapse of the garment industry, tourism emerged as the major driver of the Commonwealth’s economy. The Commonwealth has engaged in marketing efforts to increase visitor arrivals from a wider scope of countries, which has led to an overall increase in tourism since 2011. The majority of the Commonwealth’s visitors are from Japan, Korea, China, and the United States, and federal immigration policy has also greatly impacted tourism in the Commonwealth. Any future developments that make international travel to the islands more difficult may have a negative impact on the Commonwealth’s economy. In addition, the relaxation of laws restricting gambling helped to attract outside private investment and spur economic growth.
The Commonwealth’s real gross domestic product increased by 25.1% in 2017, after increasing by 28.6% in 2016. The recent significant growth in the Commonwealth’s economy reflected growth in visitor spending, particularly on casino gambling, and exports of services. Private fixed investment decreased by 8.9% in 2017, which partially offset growth in other sectors. Real business spending on construction and equipment remained at historically high levels, supported by continued development of new casinos and hotels in the Commonwealth.
The Commonwealth also faces certain unique risks, including its reliance on a foreign workforce that has the potential to result in a labor shortage. In addition, because of its geographical location, the Commonwealth is subject to natural disasters. The Commonwealth has previously experienced severe weather events that significantly impacted its economy, and any future storms, or other natural disasters, that have an adverse effect on the Commonwealth’s finances could negatively impact the marketability, liquidity or value of securities issued by the Commonwealth.
Budget. The Commonwealth has run a budget deficit since 1994, which means spending has consistently outpaced revenue collection. The Commonwealth’s governmental activities deficit net position decreased to $61.9 million in FY2017 from $133.8 million in FY2016. The “governmental activities” position accounts for most of the Commonwealth’s basic services, including public safety and general administration. For FY2017, the Commonwealth’s General Fund experienced a total deficit of $44.3 million. On September 27, 2018, the Governor signed into law the Commonwealth’s budget for FY2019 (“Enacted Budget”). The Enacted Budget identifies total budgetary resources of approximately $258.1 million, which, after adjustments and transfers, would leave $171.6 million for appropriations during the fiscal year. These projected resources represent an increase of approximately 9.0% from budgeted FY2018 resources. The Enacted Budget includes $42.9 million for the Commonwealth’s public school system, $7.8 million to fund the Department of Public Safety, $5.8 million for the Department of Corrections, and a combined total of $13.9 million to fund the legislative and judicial branches of government.
Unfunded liabilities of the Northern Mariana Islands Retirement Fund and minimum annual payments required to the Northern Mariana Islands Settlement Fund (“NMISF”) as part of a 2013 pension-related settlement present a significant risk to the fiscal condition of the Commonwealth. Pursuant to law, the Commonwealth is required to make contributions to the retirement fund each year on an actuarially funded basis toward the annuities related to retirement and other benefits. Due to recurring budget deficits, the Commonwealth has often delayed or suspended payments to the retirement fund. The Commonwealth has, however, made the minimum annual payments to the NMISF for FY2016, FY2017 and FY2018 of $30 million, $33 million, and $44 million, respectively. There can be no guarantee in the future that the Commonwealth’s pension fund will not face additional financial risk, including the possibility of going bankrupt, or that the Commonwealth will be able to make required payments.
Debt. As of September 30, 2018, the Commonwealth had $71.3 million in long-term debt outstanding, which represents a net decrease of $4.7 million or 6.2% from the prior year. The expected annual debt service requirements on the Commonwealth’s general obligation bonds were $8.48 million for FY2019 and $8.51 million for FY2020.
Natural Disasters. On October 25, 2018, Super Typhoon Yutu, one of the strongest storms ever recorded, made landfall in the Commonwealth and caused significant damage. The sustained high winds damaged the Commonwealth’s infrastructure and many residents lost power. On October 27, 2018, the federal government declared a major disaster and authorized public assistance for emergency relief and rebuilding services. Officials have not yet estimated the cost of the damage, but it is expected that it will take months to restore power throughout the Commonwealth.
The damage caused by Super Typhoon Yutu is expected to have adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Super Typhoon Yutu, and it is not currently possible to predict the long-term impact that Super Typhoon Yutu will have on the Commonwealth’s economy. These developments have a material adverse effect on the Commonwealth’s finances and may negatively impact the payment of principal and interest, marketability, liquidity, and value of securities issued by the Commonwealth that are held by the Fund.

Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit rating. As of January 13, 2020, Moody’s, S&P and Fitch did not maintain a credit rating for the general obligation debt of the Commonwealth.
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